               [LETTERHEAD OF INTEGRATED INFORMATION SYSTEMS(TM)]




FOR IMMEDIATE RELEASE


     IIS Completes Agreements to Hire the Management and Professional Staff
                and Acquire Certain Assets of Goliath Networks -
         An Established Midwest Information Technology Consulting Firm

Tempe, AZ (January 28, 2002) Integrated Information Systems, Inc. ("IIS") (NASDAQ: IISX), an innovative technology and business consultancy, today announced that it has completed the transactions to hire the executive management and key professional staff and acquire certain related assets of Goliath Networks, Inc., an established, privately owned Midwest information technology consulting and services firm. Goliath Networks' executives and professionals, who serve clients nationwide, will continue operations from its headquarters in Madison, Wisconsin, in addition to Milwaukee and Green Bay.

Goliath Networks, a dual Microsoft Gold Certified Solution Provider Partner for Enterprise Systems and E-Commerce Solutions, provides clients strategic technology planning, application development and integration, enterprise network integration, and Internet infrastructure design and implementation. The firm specializes in comprehensive network infrastructure solutions, including internal and external security assessments, Internet vulnerability evaluations, intrusion detection systems, firewall integration, and business continuity and disaster recovery services. These security offerings will be leveraged across the entire IIS organization to allow all IIS clients access to the latest in security technologies and experts to protect their businesses. Goliath Networks' security experience includes utilizing Microsoft's Internet Security Acceleration Server and SOAP Toolkit, Novell's BorderManager and iChain products, and products and services developed by security partners Cisco, CheckPoint and Nokia.

Founded in 1993, Goliath Networks has built a distinguished client list that includes American Family Insurance Company, AnchorBank, Bethesda Lutheran Homes and Services, Inc., CUNA Mutual Group, Lands' End, Madison Area Technical College, Marshall Erdman & Associates, Inc., Kraft Foods, Rayovac Corporation, the State of Wisconsin, Alliant Energy, and Dean Medical.

"Clients and potential clients of Goliath Networks now have immediate access to resources within IIS, an international consulting firm focusing on mid-market businesses," said Mark Bakken, formerly Chief Executive Officer of Goliath Networks, Inc. and now General Manager, Midwest Region, of IIS. "Goliath Networks is committed to delivering top quality network integration services plus a breadth of other IIS offerings, such as supply chain integration and re-engineering, Microsoft Great Plains Business Solutions, technical training, and world-class application integration with the latest technologies including Microsoft's .NET, SharePoint Portal Server, BizTalk and Content Management Server. Clients can rely on IIS as a single-source provider for services from concept inception through ongoing managed application services, offering support and hosting. All of us at Goliath Networks are looking forward to being a valuable part of IIS, a top-notch firm with these extensive capabilities."

"Despite a struggling economy in which the consulting services market was hit especially hard, Goliath Networks maintained a strong presence in the Midwest and was able to increase its base of consulting clients," said Jim Garvey, Chairman, Chief Executive Officer and President of IIS. "IIS' growth strategy is to join forces with like-minded peer consultancies with strong delivery capabilities and Goliath Networks fits our profile perfectly. With the finalization of these transactions with Goliath Networks, IIS has expanded its presence to the Midwest, with

                                     -more-
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IIS Completes Transaction with Goliath Networks
January 28, 2002 - Page 2


what we view as the strongest Microsoft Gold Certified Partner and Novell Platinum Partner in the Midwest. In addition, Goliath Networks' successes in security further enhance our joint delivery capabilities."

Goliath Networks, Inc., filed a petition with the Circuit Court in Dane County, Wisconsin for relief under Chapter 128 of the Wisconsin Statutes in December 2001, pursuant to which Goliath Networks, Inc. made a voluntary assignment for the benefit of its creditors. The Court approved the sale of Goliath's assets to IIS on Thursday, January 24, 2002.

For more information on Goliath Networks, please visit our web site: www.goliath.com.
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About IIS

Integrated Information Systems(TM) is an innovative technology and business consultancy providing extensive experience and insight to create a sustainable competitive edge for clients. For companies who seek measurable results from business and technology investments, IIS offers cost-conscious, productive, profit-minded solutions across the entire service value chain with single provider accountability.

Founded in 1988, IIS employs approximately 450 professionals in Atlanta; Bangalore, India; Boston; Denver; Green Bay; Jacksonville; Madison; Milwaukee; London, England; New York City; Phoenix; and Portland, Oregon. Integrated Information Systems stock is traded on the NASDAQ exchange under IISX.

For more information on Integrated Information Systems, please visit our web site: www.iis.com.
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Cautionary Statement
--------------------

This press release contains forward-looking statements as that term is defined under the Private Securities Litigation Reform Act of 1995, including statements concerning IIS' ability to continue serving Goliath Networks' clients and to profitably integrate the capabilities of Goliath Networks' services and professional consulting staff with the services offered by the staff of IIS, IIS' ability to reduce costs through elimination of redundancies, IIS' ability to deliver advanced solutions for its clients and to create demand for its services. These forward-looking statements involve a number of risks and uncertainties which could cause actual events to differ materially from those expressed by such forward-looking statements and could cause IIS' stock price to decline. Factors that could cause actual events to differ from such forward-looking statements include the inability to retain and continue to serve Goliath Networks' clients, the inability to coordinate and integrate the capabilities of Goliath Networks' professional staff and services with the staff and services offered by IIS, the inability of IIS to retain Goliath Networks' former consulting staff and executives, IIS' ability to generate sufficient revenues to offset the costs and expenses of the Goliath Networks transactions and to repay debt incurred in the transaction, and the incurrence of unexpected costs, expenses and liabilities by IIS resulting from the Goliath Networks transactions. Additional risks include lower demand for the company's services, reductions in pricing for the company's services, the company's inability to execute its business plan, obtain new clients or retain existing clients, the company's ability to attract, retain and effectively utilize its personnel, the potential loss of client projects, increased competition, the company's ability to maintain and enhance technology alliances, and its ability to stay at the forefront of technology changes, the ability of the company to continue to comply with Nasdaq listing requirements, and other factors identified in documents filed by IIS with the Securities and Exchange Commission and in other public statements, including those set forth under the caption "Risk Factors" in the company's Form 10-K for the year ended December 31, 2000, and in its Form 10-Q for the quarter ended September 30, 2001. All forward-looking statements included in this document are made as of the date hereof, based on information available to IIS on the date hereof, and IIS assumes no obligation to update any forward-looking statements.

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CONTACTS:
William A. Mahan                       Jane Hooppaw                           Linda Latman
Executive Vice President & CFO         Communications Manager                 Investor Relations Counsel
Integrated Information Systems, Inc.   Integrated Information Systems, Inc.   The Equity Group Inc.
(480) 317-8997                         (480) 317-8449                         (212) 836-9609
                                       janeh@iis.com                          llatman@equityny.com
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